UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.	Regulation FD Disclosure

The information furnished in Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Form 8-K, including Exhibit 99.1, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act about the Company and its industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “focus,” “forecast,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” and “pursue” or the negative of these terms or similar expressions. These forward-looking statements include, without limitation, the Company’s expectations regarding its financial performance during the remainder of 2025 and in 2026 and the anticipated impacts of the investment tax credits under the Internal Revenue Code of 1986, as amended. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, readers should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 30, 2025, the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 19, 2025, and other documents that we have filed with, or will file with, the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Complete Solar assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Transcript of 2025 Annual Meeting of Complete Solaria, Inc. held on May 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.
Dated: May 29, 2025
	By:	/s/ Daniel Foley
Daniel Foley
Chief Financial Officer

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